UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 4, 2009
Date of Report (Date of earliest event reported)
DIONEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-11250	94-2647429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
1228 Titan Way,
Sunnyvale, CA 94088
(Address of principal executive offices, including zip code)
(408) 737-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	3

Item 9.01. Exhibits	5

SIGNATURE	6
Exhibit Index	7
EX-99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Promotion. On August 4, 2009, the Board of Directors of Dionex Corporation (the “Company”) promoted Mr. Craig McCollam, age 49, to Executive Vice President, Finance and Administration and Chief Financial Officer. Mr. McCollam has served as Senior Vice President, Finance and Administration and Chief Financial Officer since August 2008 and as Vice President Finance and Administration and Chief Financial Officer from June 1999 until August 2008. Prior to that and since joining us in 1993, he served as Director of Finance and Corporate Controller.
In connection with Mr. McCollam’s promotion, Mr. McCollam’s base salary was increased from $310,000 to $350,000, effective July 1, 2009. Mr. McCollam remains eligible to participate in the Company’s Management Incentive Bonus Plan. McCollam’s bonus target will increase to 50% of his base salary. Mr. McCollam remains eligible to participate in the Company’s Employee Profit Sharing Plan. Mr. McCollam is also entitled to incentive compensation as determined by the Company’s Board of Directors under the Company’s 2004 Equity Incentive Plan. In the event of a termination, Mr. McCollam may be entitled to severance benefits under the Company’s existing Change in Control Severance Benefits Plan adopted in October 2001.
Base Salaries. On August 4, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved base salaries, effective October 1, 2009, for the executive officers of the Company. Other than the base salary increase given to Mr. McCollam mentioned above, no other executive officer’s base salary was increased for fiscal year 2010.
Annual Incentive Awards. On August 4, 2009, the Committee approved annual incentive awards for service in fiscal 2009, payable in cash, to the executive officers, as follows:

Annual
Name	Incentive Award

Frank Witney	$65,531
Kevin Chance	$95,725
Craig McCollam	$65,698
Christopher Pohl	$62,992
Bruce Barton	$67,208
Peter Jochum	$87,569 *
Dietrich Hauffe	$53,424
David Bow	$39,474
David Fairbanks	$54,009
John Plohetski	$55,182

*	Dr. Jochum is paid in Euros. U.S. dollar amounts in the table are converted from Euros at the Rate of Exchange as of August 5, 2009 of 1 USD = 0.696817 Euro.
The annual incentive awards were made pursuant to bonus guidelines used in the preparation of the Company’s budget for 2009. Although the budget was approved by the Board of Directors,

including members of the Committee, the Committee retained full discretion to make such specific incentive bonus awards, if any, as it deemed appropriate, after the end of the year. The awards made were based on the Company’s revenue growth target for fiscal 2009, its earnings per share for fiscal 2009 and the assessed contribution of each executive to the Company’s success based on individual goals. As a starting point, the Committee considered the target bonus for each executive used in the fiscal 2009 budget. The target bonus for Dr. Witney was 75% of base salary, for Mr. Chance it was 50% of base salary and it was 40% of base salary for the other executive officers, but the annual incentive award for any executive may be more or less than the applicable target, depending on the Company’s financial performance, the Committee’s assessment of the executive’s contribution and such other factors as the Committee may choose to consider.
Management Incentive Bonus Plan. On August 4, 2009, the Committee approved the Management Incentive Bonus Plan (“MIBP”) and the bonus formulae applicable to payments for its fiscal year ending June 30, 2010. The MIBP, an annual incentive award plan, is a variable pay program for officers and other senior managers of the Company. The MIBP is designed to focus officers on meeting business objectives and implementing business strategies of the Company and to drive growth of revenues and earnings by aligning the interests of the Company’ officers with those of its stockholders, and to assist the Company in attracting and retaining quality talent through incentive compensation determined in accordance with an objective, measurable, transparent and easy -to-administer system.
Under the MIBP, at the beginning of each fiscal year the Committee establishes bonus targets and bonus payment formulae tied to both the satisfaction of individual performance goals and financial performance goals of the Company. Bonus payments are then approved by the Committee shortly following the end of each fiscal year based on the application of a pre-determined formulae, and may be equal to, less than or greater than the target bonus amounts based on whether the individual performance goals and corporate financial performance goals were satisfied, partially satisfied or exceeded. The bonus targets are expressed as a percentage of an individual’s base salary. The financial performance goals consist of achieving operating, strategic and financial goals that are considered to be critical to the Company’s fundamental long-term goal of building stockholder value as established at the beginning of each fiscal year. The individual performance goals generally include both objective and subjective components. Both individual performance goals and financial performance goals may change from year to year. The Company’s financial performance must meet certain threshold levels before any bonuses are awarded. These performance goals are established so that target attainment is not assured.
Payments under the MIBP are based on the application of the pre-determined formulae. For fiscal 2010, payments under the MIBP will be based on the application of the following pre-determined formulae: (a) for Dr. Witney, 100% of the MIBP payment will be based equally on growth in sales and earnings per share; (b) for Messrs. Chance, McCollam and Barton, 80% of the MIBP payment will be based equally on sales and earnings per share growth and 20% will be based on achievement of one to four individual goals to be determined by the Chief Executive Officer, and (b) for all other executives, 40% of the MIBP payment will be based equally on

Company or business unit sales growth and Company operating income growth and 20% will be based on achievement of one to four individual goals to be determined by their manager.
For fiscal 2010, the target bonus for Dr. Witney is 75% of base salary, for Messrs. Chance and McCollam is 50% of base salary and 40% of base salary for the other executive officers. The Committee has full discretion to make such specific incentive bonus awards, if any, as it deems appropriate, after the end of the fiscal 2010.
Item 9.01. Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Dionex Corporation Management Incentive Bonus Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DIONEX CORPORATION
Dated: August 7, 2009	By:	/s/ Craig A. McCollam
Craig A. McCollam
Executive Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Dionex Corporation Management Incentive Bonus Plan.